Exhibit 10.16

INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                This Intellectual Property Security Agreement (the “Agreement”), is made as of November 9, 2001, by and among FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders (“Agent”), SILICON GRAPHICS, INC., a Delaware corporation (“Parent”), and SILICON GRAPHICS FEDERAL, INC., a Delaware corporation (together with Parent, the “Borrowers”), with reference to the following facts:

                                A.            Each Borrower has adopted certain trademarks and service marks, as identified herein and in Schedule A annexed hereto and made a part hereof, and

                                B.            Each Borrower is the owner and holder of certain patents, patent applications, inventions and trade secret information, as identified herein and in Schedule B annexed hereto and made a part hereof.

                                C.            Each Borrower is the owner of the copyrights in certain works of authorship, as described herein and in Schedule C annexed hereto and made a part hereof.

                                D.            Each Borrower, Agent, Documentation Agent, and the Lenders party thereto have entered into that certain Loan and Security Agreement dated as of April 10, 2001 (as from time to time amended, modified or supplemented in accordance with its terms, the “Loan Agreement”), pursuant to which the Lender Group has agreed to extend credit to or for the account of Borrowers in the form of a revolving credit facility, and each Borrower granted to Agent, for the benefit of the Lender Group, a security interest in substantially all of each Borrower’s assets as security for all obligations and liabilities of the Borrowers for payment and performance under, arising out of or in connection with the Loan Documents (all of such obligations and liabilities being hereinafter referred to as the “Obligations”).  Capitalized terms which are used herein but not otherwise defined, shall have the meaning ascribed to them in the Loan Agreement.

                                E.             To induce the Lender Group to enter into an amendment to the Loan Agreement, and to continue to make advances and otherwise extend credit to the Borrowers thereunder, each Borrower has agreed to secure the payment and performance of the Obligations (as hereinafter defined) and to accomplish same by executing and delivering to Agent, for the benefit of the Lender Group, (i) this Agreement, (ii) the Security Interest in Trademarks, (iii) the Security Interest in Patent Collateral, (iv)  the Security Interest in Copyrights, (v) the Power of Attorney for Patent Collateral, (vi) the Power of Attorney for Trademarks, (vii) the Power of Attorney for Copyrights, and (viii) any and all other documents which Agent deems necessary to protect Lender Group’s interests hereunder or with respect to the Obligations.

                                F.             This Agreement is the Intellectual Property Security Agreement as defined and described in the Loan Agreement.

                                NOW, THEREFORE, IT IS AGREED that, for and in consideration of the premises set forth above, the terms and conditions contained herein, and other good  and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, each Borrower hereby grants to Agent, for the benefit of the Lender Group, a continuing security interest in all of such Borrower’s right, title and interest in and to the IP Collateral, except for the Excluded Intellectual Property described in Schedule D annexed hereto and made a part hereof, including:

                                (a)           all of Borrower’s customer lists and other records of such Borrower relating to the distribution of products bearing, constituting or incorporating the Trademarks, Patent Collateral and Copyrights; and

                                (b)           the proceeds and products, whether tangible or intangible, of any of the foregoing, including (w) proceeds from any claims by such Borrower against third parties for past, present or future infringement of the Trademarks, Patent Collateral or Copyrights and any royalties from licenses to third parties of the Trademarks, Patent Collateral or Copyrights, (x) proceeds of insurance covering any or all of the foregoing, and (y) any and all money, deposit accounts, or other tangible or intangible property, solely to the extent, in the case of each of the foregoing clauses (w), (x) and (y), resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof; provided, however, that the IP Collateral shall not include such General Intangibles:  (i) which cannot be subject to a consensual security interest in favor of Agent without the consent of the licensor or other party thereto, (ii) as to which any such restriction described in clause (i) is effective and enforceable under applicable law including Section 9318(4) of the Code or, from and after the effective date thereof, Section 9408 of the revised Article 9 of the Code, and (iii) to which such consent described in clause (i) has not been obtained by the party granting the security interest.

                                1.             Each Borrower hereby represents, warrants, covenants and agrees as follows, except with respect to the Excluded Intellectual Property:

                                                (a)           Each Borrower has the sole, full and clear title to the Trademarks for the goods and services with which the Trademarks are used (except for Permitted Liens and as provided in paragraph 1(g) below and in Schedule A attached hereto).  The registrations of the Trademarks are valid and subsisting and in full force and effect.  Each Borrower has not granted a license or otherwise agreed to allow any third party to use any Trademark (except in the ordinary course of business consistent with such Borrower’s business judgment).  Each Borrower has used and will continue to use for the duration of this Agreement standards of quality in the manufacture of products sold under the Trademarks that are at least equal to those standards in effect as of the date of this Agreement to the extent that the failure to do so would cause a Material Adverse Change.

                                                (b)           Each Borrower (either itself or through its licensees) will continue to use the Trademarks on each and every trademark class of goods applicable to its current lines of goods as reflected in its current catalogs, brochures and price lists in order to maintain the Trademarks in full force and effect, in the ordinary course of business, free from any claim of abandonment for nonuse and each Borrower will not (and will not permit any licensee thereof to)

do any act or knowingly omit to do any act whereby any Trademark may become invalidated (except in the ordinary course of business consistent with such Borrower’s business judgment).

                                                (c)           Each Borrower has the sole, full and clear title to the Patent Collateral shown on Schedule B hereto and such Patent Collateral is valid and subsisting and in full force and effect and have not been adjudged or, to such Borrower’s knowledge, claimed invalid or unenforceable in whole or in part (except for Permitted Liens and as provided in paragraph l(g) below and in Schedule B attached hereto).  Each Borrower has not granted a license or otherwise agreed to allow any third party to use any Patent Collateral (except in the ordinary course of business consistent with such Borrower’s business judgment).  Each Borrower (either itself or through its licensees) shall mark products made and sold under the Patent Collateral in accordance with the U.S. Patent Act and other applicable laws.  Each Borrower shall preserve and maintain all rights of any kind in the Patent Collateral, which, in each case, such Borrower believes in its reasonable business judgment are in the best business interests of such Borrower.  Each Borrower believes that none of the Patent Collateral has been abandoned or dedicated and such Borrower will not do any act, or omit to do any act, nor permit any licensee thereof to do any act whereby any Patent Collateral may become abandoned or dedicated, except and to the extent Borrower believes in its reasonable business judgment that such action or inaction is in the best business interest of such Borrower including discretion to make Patent Collateral available to the “open source community,” and shall notify Agent immediately if it knows or has reason to believe that any material Patent Collateral may become abandoned or dedicated.

                                                (d)           Each Borrower (either itself or through its licensees) will place appropriate notice of copyright on all copies embodying copyrighted works covered by the Copyright which are publicly distributed and such Borrower will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Copyright may become invalidated or dedicated to the public domain, except and to the extent Borrower believes in its reasonable business judgment that such action or inaction is in the best interest of such Borrower.

                                                (e)           Each Borrower will promptly perform all acts and execute all documents, including, without limitation, grants of security in forms acceptable to Agent and suitable for recording with (i) the United States Patent and Trademark Office and the United States Register of Copyrights, and (ii) the appropriate offices and agencies of foreign jurisdictions reasonably requested by Agent at any time to evidence, perfect, maintain, record or enforce Lender Group’s security interest in the IP Collateral or otherwise in furtherance of the provisions of this Agreement.  Each Borrower hereby authorizes Agent to execute and file one or more financing statements (and any similar documents) or copies thereof or of this Agreement with respect to the IP Collateral signed only by Agent (with a copy sent to the applicable Borrower).

                                                (f)            In the event that either Borrower, either itself or through any subsidiary, affiliate, agent, employee, licensee or designee, shall file an application for the registration of any trademark with the United States Patent and Trademark Office, or any similar office of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or for the registration of any copyright with the United States Register of Copyrights, or for the registration of any Trademark or Copyright in any similar office or agency of any country or political subdivision thereof throughout the world, or shall obtain registration of any Trademark or Copyright previously applied for, or shall adopt, acquire or obtain rights to any new trademark, or work for which a copyright application has been or is expected to be filed, the applicable Borrower shall (i) inform Agent of any such event or action in annual reports which Borrowers are required to deliver to Agent pursuant to the Loan Agreement and, (ii) execute and deliver any and all assignments, agreements, instruments, documents and papers as are necessary or appropriate or as Agent may reasonably request to evidence Lender Group’s security interest in such Trademark, or Copyright and the goodwill and general intangibles of Borrowers relating thereto or represented thereby.   Each Borrower hereby constitutes Agent, or its agent, its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are indefeasibly paid in full.  Each Borrower authorizes the amendment of the schedules hereto to include any future Trademark, or Copyright registrations or applications which may be acquired or made by such Borrower.

                                                (g)           Each Borrower has the authority, right and power to enter into this Agreement and to perform its terms and to grant the security interest herein granted, and has not entered and will not enter into any oral or written agreements which would prevent such Borrower from complying with the terms hereof, provided, however, each Borrower may enter into or maintain in effect such license agreements with respect to the IP Collateral as such Borrower believes in its reasonable business judgment are in the best interest of such Borrower’s business.  The IP Collateral is not, to either Borrower’s knowledge, now, and at all times will not be, subject to any liens (other than “Permitted Liens”), charges, mortgages, assignments, security interests, claims, shop rights, covenants not to sue third persons, or encumbrances of any nature whatsoever, except in favor of Agent, for the benefit of the Lender Group; provided, however, each Borrower may enter into such non-exclusive license agreements with respect to the IP Collateral as such Borrower believes in its reasonable business judgment are in the best interest of such Borrower’s business.  To the best knowledge of each Borrower, none of the IP Collateral is subject to any claims of any other party, except as may be indicated on Schedules A, B and C to this Agreement.

                                                (h)           Except for Permitted Liens and to the extent that Agent, upon prior written notice from Borrowers, shall consent, no Borrower will assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive license, or otherwise dispose of any of the IP Collateral except as permitted herein, and nothing in this Agreement shall be deemed a consent by Agent to any such action except as expressly permitted herein.

                                                (i)            As of the date hereof no Borrower has any Trademarks, Patent Collateral or Copyrights registered, or which are the subject of any pending trademark or copyright application, in the United States Patent and Trademark Office, or any similar office of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or the United States Register of Copyrights, or in any similar office or agency of any country or political subdivision thereof throughout the world, other than those identified in Schedules A, B and C hereto.

                                                (j)            Each Borrower will in its business judgment take commercially reasonable steps in any proceeding before the United States Patent and Trademark Office, United States Register of Copyrights or similar office or agency of the United States or any office of the Secretary of State (or equivalent) of any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, to maintain each trademark or copyright registration application and registration of the IP Collateral, including, without limitation, filing of renewals, extensions, affidavits of use and incontestability, and opposition, interference and cancellation proceedings.  Each Borrower shall notify Agent promptly in writing if any registration application or registration relating to any IP Collateral may become abandoned or dedicated or subject to an adverse final determination in any proceeding in the United States Patent and Trademark Office or United States Register of Copyrights or in any similar office or agency of any country or political subdivision thereof throughout the world or in any court regarding such Borrower’s ownership of such Patent Collateral or Trademark, its right to register same, or to keep or maintain the validity of same.

                                                (k)           In the event that any Borrower acquires actual knowledge that any Trademark, Patent Collateral or Copyright is infringed, misappropriated or diluted by a third party, such Borrower shall promptly sue for infringement, misappropriation and/or dilution and to obtain injunctive relief and recover damages therefor, unless such Borrower shall determine in its reasonable business judgment that such suit is not in the best interest of such Borrower’s business, and the applicable Borrower shall take such other actions reasonably required to protect such Trademark, Patent Collateral or Copyright as such Borrower shall deem appropriate in its reasonable business judgment under the circumstances.  Upon and during the continuance of an Event of Default, Agent shall have the right, but in no way shall be obligated, to bring suit in its own name to enforce the Trademarks, Patent Collateral and Copyrights and any licenses thereunder, in which event the applicable Borrower shall, at the request of Agent, do any and all lawful acts requested by Agent and execute any and all documents required by Agent to aid such enforcement, and the applicable Borrower shall, upon demand, promptly reimburse and indemnify Lender Group for all costs and expenses incurred in such enforcement.

                                2.             Upon the occurrence and during the continuance of an Event of Default, Agent may, except with respect to the Excluded Intellectual Property and except to the extent otherwise expressly provided or required below, do any one or more of the following, all of which are authorized by each Borrower, in addition to all other rights and remedies provided for in the Loan Documents, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, without (except as provided herein or in the other Loan Documents) notice to, or consent by, either Borrower:

                                                (a)           Agent may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the applicable Borrower in, to and under any one or more license agreements with respect to the IP Collateral, and take or refrain from taking any action under any thereof, and each Borrower hereby releases Lender Group from, and agrees to hold Lender Group free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement;

                                                (b)           Agent, for the benefit of the Lender Group, may, at any time and from time to time, upon ten (10) days’ prior notice to Borrowers, assign, sell, or otherwise dispose of the IP Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the IP Collateral or any part of it, and do all other acts and things for completing the assignment, sale or disposition which Agent shall, in its sole discretion, deem appropriate or proper;

                                                (c)           In addition to the foregoing, in order to implement the assignment, sale, license or other disposal of any of the IP Collateral pursuant to subparagraphs 2(b) hereof, Agent may, at any time, pursuant to the authority granted in the Powers of Attorney described in paragraph 3 hereof (such authority becoming effective upon an Event of Default), execute and deliver on behalf of any Borrower one or more instruments of assignment sale, license or other disposition of the IP Collateral.  Each Borrower agrees to pay when due all reasonable costs incurred in any such transfer of the IP Collateral, including any taxes, fees and reasonable attorneys’ fees, and all such costs shall be added to the Obligations.  Agent may apply the proceeds actually received from any such license, assignment, sale or other disposition in accordance with paragraph (d) of this Section 2; and each Borrower shall remain liable and will pay Agent on demand any deficiency remaining, together with interest thereon at a rate equal to the rate then payable on the Obligations and the balance of any expenses unpaid.  Nothing herein contained shall be construed as requiring Agent to take any such action at any time; and

                                                (d)           Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the IP Collateral pursuant hereto, shall be applied to the Obligations until the Obligations shall have been paid in full in cash.  The application of proceeds hereunder to the Obligations shall be made pro-rata to the holders of such Obligations based on the aggregate outstanding principal amount of such Obligations held by such holders or as otherwise provided in the Loan Agreement.

                                3.             The following documents will be concurrently executed and delivered to Agent as conditions precedent to the execution and delivery of this Agreement:

                                                (a)           Three original Powers of Attorney,  in the form of Exhibit A, Exhibit B, and Exhibit C hereto, respectively, executed by Borrowers, for the implementation of any assignment, sale or other disposition of the Trademarks, Patent Collateral or Copyrights, respectively, pursuant to paragraphs 2(a) and (b) hereof;

                                                (b)           An opinion from Brobeck, Phleger & Harrison, LLP in form and substance satisfactory to Agent.

                                4.             No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and executed by the party to be charged.  The execution and delivery of this Agreement has been properly authorized by the board of directors of each Borrower and by any necessary vote or consent of stockholders thereof.  This

Agreement shall be binding upon the successors, permitted assigns or other legal representatives of each Borrower, and shall, together with the rights and remedies of the Lender Group hereunder inure to the benefit of the Lender Group, its successors, permitted assigns or other legal representatives.  This Agreement, the Obligations and the IP Collateral, except for the Excluded Intellectual Property, shall be governed in all respects by the laws of the United States and the laws of the State of California.  If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.  The obligations of Borrowers hereunder are joint and several.

                                5.             This Agreement shall continue to be effective and shall be reinstated in the event that at any time after the Obligations have been paid in full, any payment of the Obligations is rescinded or must otherwise be restored or returned by the Lender Group.

                                6.             Upon payment and performance in full in cash by Borrowers of all of the Obligations (other than indemnification obligations for which no claim has been made) and upon the termination of the Loan Agreement, this Agreement shall terminate and Agent shall execute, file and record in each office in which any financing statement or assignment relative to the IP Collateral, or any part thereof, shall have been filed, a termination statement, assignment or other appropriate instrument releasing its interest therein, all without recourse to or warranty by the Lender Group and at the sole cost and expense of the Borrowers.

                                7.             This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                                IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered on the day and year first above written.

SILICON GRAPHICS, INC.,

a Delaware corporation

By:  /s/  Jean Furter

Its:   Vice President and Treasurer

SILICON GRAPHICS FEDERAL, INC.,

a Delaware corporation

By:  /s/  Jeffrey Zellmer

Its:  Vice President

FOOTHILL CAPITAL CORPORATION,

a California corporation, as Agent and as a Lender

FOOTHILL CAPITAL CORPORATION,

a California corporation, as Agent and as a Lender

By:   /s/  Teresa M. Bolick

Its:    Vice President